                                                                    EXHIBIT 4.15


                     COMPANY TRADEMARK SECURITY AGREEMENT

                   TRADEMARK SECURITY AGREEMENT, dated as of November 30, 2001, made by REVLON CONSUMER PRODUCTS CORPORATION (the "Grantor"), in favor of Wilmington Trust Company, as collateral agent (in such capacity and as further defined below, the "Note Collateral Agent") for holders of the Note Obligations.

                             W I T N E S S E T H:
                             - - - - - - - - - -

                   WHEREAS, the Grantor and Wilmington Trust Company, as trustee (in such capacity, the "Trustee"), are parties to the Indenture dated as of November 26, 2001 among the Company, the guarantors identified on the signature pages thereto and Wilmington Trust Company, as Trustee (as amended, supplemented or otherwise modified from time to time, the "Indenture"), providing for the issuance of the Grantor's 12% Senior Secured Notes Due 2005 (the "Notes");

                   WHEREAS, the Grantor is a party to the Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Grantor, the local borrowing subsidiaries party thereto, the financial institutions party thereto, JPMorgan Chase Bank ("Chase"), as administrative agent (in such capacity, the "Bank Agent"), the other agents party thereto and the arranger party thereto;

                   WHEREAS, (i) to secure the Bank Obligations (as defined below), the Pledgor has granted to the Administrative Agent (as defined below), for the benefit of the holders of the Bank Obligations, a first priority security interest in the Collateral (as defined below) (the "First Pledge Lien") and (ii) to secure the Note Obligations (as defined below) the Pledgor now intends hereby to grant to the Note Collateral Agent, for the benefit of the holders of the Note Obligations, a second priority security interest in the Collateral (it being understood that the relative rights and priorities of the grantees in respect of the Collateral are governed by the Collateral Agency Agreement referred to herein); and

                   WHEREAS, the Grantor has executed and delivered a Security Agreement, dated as of the date hereof, in favor of the Note Collateral Agent, for the benefit of the holders of the Note Obligations (as amended, supplemented or otherwise modified from time to time, the "Company Security Agreement").

                   NOW, THEREFORE, the Grantor agrees for the benefit of the holders of the Note Obligations as follows:

                  1.  Defined Terms

                  (a) Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Company Security Agreement.

                  (b) Other Definitional Provisions. (i) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  (ii) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                   2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Note Obligations, the Grantor hereby grants to the Note Collateral Agent, for the benefit of the holders of the Note Obligations, a security interest in all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Trademark Collateral"):

                  (a) all trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule 1 attached hereto and made a part hereof, and including without limitation (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the United States and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin (the "Trademarks"); provided that, for purposes hereof, the term "Trademarks" shall not include those rights which are not created by, or do not arise or exist under, the laws of the United States or any State or political subdivision thereof;

                  (b) all license agreements with any other Person in connection with any of the Trademarks of the Grantor, or such other Person's trademarks, whether the Grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on Schedule 3 to the Company Security Agreement, subject, in each case, to the terms of such license agreements, including, without limitation, terms requiring consent to the grant of a security interest (the "Trademark Licenses"); provided that, for purposes hereof, the term "Trademark Licenses" shall not include those rights which are not created by, or do not arise or exist under, the laws of the United States or any State or political subdivision thereof; and

                  (c) to the extent not otherwise included, all Proceeds (including, to the extent not otherwise included therein, cash) and products of any and all of the foregoing.

Notwithstanding anything to the contrary contained herein, the Trademark Collateral described herein shall constitute collateral security only for those Note Obligations with respect to which the Proceeds of such Trademark Collateral are applied pursuant to Section 4.2(b) (or, if applicable, 4.8) and 4.2(e) of the Collateral Agency Agreement and the Lien and security interest provided hereby shall encumber the Trademark Collateral only to the extent of such Note Obligations.

                   3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of recording the security interest of the Note Collateral Agent in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Note Collateral Agent, for the benefit of the holders of the Note Obligations, under the Company Security Agreement. The Company Security Agreement (and all rights and remedies of the Note Collateral Agent and the holders of the Note Obligations thereunder) shall remain in full force and effect in accordance with its terms.

                   4. Release of Collateral and Termination. The Note Collateral Agent shall release the Trademark Collateral from the Lien created hereby, and this Agreement and all obligations of the Note Collateral Agent and the Grantor hereunder shall terminate, in accordance with the provisions of Sections 8 and 10.6 of the Collateral Agency Agreement.

                   5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Note Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Company Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

                   6. Note Obligation Document, etc. This Agreement is a Note Obligation Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Indenture.

                   7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                   IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                      REVLON CONSUMER PRODUCTS CORPORATION


                                      By:      /s/ Michael T. Sheehan
                                         ---------------------------------------
                                      Title: Vice-President

SCHEDULE I
----------

         A.       Trademark Registrations

         JEAN NATE (Stylized)

Reg. No.: 299,041                           Registered: 11/22/1932                               Renewed:
11/22/1992
Serial No.: 71-328446                       Filed: 06/30/1932                                    Published:
08/23/1932

         RAVEN RED

Reg. No.:   378,663                         Registered: 06/11/1940                               Renewed:
06/11/1980
Serial No.: 71-428625                       Filed: 02/16/1940                                    Published:
04/02/1940

         CHIFFON

Reg. No.:  433,443                          Registered: 10/14/1947                               Renewed:
10/14/1987
Serial No.: 71-503995                       Filed: 06/15/1946                                    Published:
07/22/1947

         JEAN NATE (Stylized)

Reg. No.: 537,288                           Registered: 02/06/1951                               Renewed:
02/06/1991
Serial No.: 71-574588                       Filed: 02/26/1949                                    Published:
09/19/1950

         AQUAMARINE

Reg. No.: 539,769                           Registered: 03/20/1951                               Renewed:
03/20/1991
Serial No.: 71-583617                       Filed: 08/17/1949                                    Published:
03/20/1951

         FIRE & ICE

Reg. No.:   576,344                         Registered: 06/23/1953                               Renewed:
06/23/1993
Serial No.: 71-630438                       Filed: 05/28/1952                                    Published:
03/17/1953


         MOON DROPS

Reg. No.:   581,938                         Registered: 11/03/1953                               Renewed:
11/03/1993
Serial No.: 71-636736                       Filed: 10/16/1952                                    Published:
07/07/1953

         LOVE-PAT

Reg. No.:   584,344                         Registered: 01/05/1954                               Renewed:
01/05/1994
Serial No.: 71-642421                       Filed: 02/18/1953                                    Published:
10/13/1953


         HOT CORAL (Block Form)

Reg. No.:   640,814                         Registered: 01/29/1957                               Renewed:
01/29/1997
Serial No.: 71-680415                       Filed: 01/24/1955                                    Published:
01/29/1957

         LOVE THAT PINK (Block Form)

Reg. No.:   640,182                         Registered: 01/15/1957                               Renewed:
01/15/1997
Serial No.: 71-685126                       Filed: 04/07/1955                                    Published:
01/15/1957

         REVLON

Reg. No.:   647,222                         Registered: 06/18/1957                               Renewed:
06/18/1997
Serial No.: 72-009892                       Filed: 06/08/1956                                    Published:
04/02/1957

         HI & DRI

Reg. No.:   659,132                         Registered: 03/04/1958                               Renewed:
03/04/1998
Serial No.: 72-003455                       Filed: 02/27/1956                                    Published:
12/17/1957





                                                                                                                  7
         TOP BRASS

Reg. No.:   670,734                         Registered: 12/02/1958                               Renewed:
12/02/1998
Serial No.: 72-003456                       Filed: 02/27/1956                                    Published:
09/16/1958

         AQUAMARINE

Reg. No.:   686,043                         Registered: 09/29/1959                               Renewed:
09/29/1979
Serial No.: 72-054560                       Filed: 06/30/1958                                    Published:
07/14/1959

         REVEAL (Stylized)

Reg. No.:   724,319                         Registered: 11/21/1961                               Renewed:
11/21/1981
Serial No.: 72-109600                       Filed: 12/05/1960                                    Published:
09/05/1961

         JEAN NATE FRICTION POUR LE BAIN (Stylized)   (BATH LOTION)

Reg. No.:   727,098                         Registered: 01/30/1962                               Renewed:
01/30/1982
Serial No.: 72-112558                       Filed: 01/26/1961                                    Published:
11/14/1961

         ETERNA 27

Reg. No.:   746,341                         Registered: 03/05/1963                               Renewed:
03/05/1983
Serial No.: 72-128295                       Filed: 09/20/1961                                    Published:
                                                                                                 12/18/1962
         PROGENITIN

Reg. No.:   756,209                         Registered: 09/03/1963                               Renewed:
09/03/1983
Serial No.: 72-128296                       Filed: 09/20/1961                                    Published:
06/18/1963

         WONDER-COVER

Reg. No.:   747,035                         Registered: 03/19/1963                               Renewed:
03/19/1983





                                                                                                                  8
Serial No.: 72-130654                       Filed: 10/25/1961                                    Published:
01/01/1963

         EMERYL

Reg. No.:   745,546                         Registered: 02/19/1963                               Renewed:
02/19/1983
Serial No.: 72-134567                       Filed: 12/22/1961                                    Published:
12/04/1962

         BLUSH-ON

Reg. No.:   759,832                         Registered: 11/05/1963                               Renewed:
11/05/1983
Serial No.: 72-149772                       Filed: 07/25/1962                                    Published:
11/05/1963

         PERFECTWEEZE

Reg. No.:   772,430                         Registered: 06/30/1964                               Renewed:
06/30/1984
Serial No.: 72-169389                       Filed: 05/21/1963                                    Published:
04/14/1964

         FABULASH

Reg. No.:   768,501                         Registered: 04/21/1964                               Renewed:
04/21/1984
Serial No.: 72-171573                       Filed: 06/21/1963                                    Published:
02/04/1964

         JEAN NATE (Stylized)

Reg. No.:   786,930                         Registered: 03/16/1965                               Renewed:
03/16/1985
Serial No.: 72-180113                       Filed: 10/30/1963                                    Published:
12/29/1964

         Miscellaneous Design (Cupid in Oval)

Reg. No.:   798,164                         Registered: 10/26/1965                               Renewed:
10/26/1985
Serial No.: 72-181411                       Filed: 11/18/1963                                    Published:
08/10/1965





                                                                                                                  9
         FLEX

Reg. No.:   787,922                         Registered: 04/06/1965                               Renewed:
04/06/1985
Serial No.: 72-195714                       Filed: 06/15/1964                                    Published:
01/19/1965

         COLORSILK

Reg. No.:   802,848                         Registered: 01/25/1966                               Renewed:
01/25/1986
Serial No.: 72-211382                       Filed: 02/04/1965                                    Published:
11/09/1965

         DEEP MIST

Reg. No.:   878,845                         Registered: 10/14/1969                               Renewed:
10/14/1989
Serial No.: 72-284738                       Filed: 11/13/1967                                    Published:
06/10/1969

         BUFFETTE

Reg. No.:   901,954                         Registered: 11/03/1970                               Renewed:
11/03/1990
Serial No.: 72-327410                       Filed: 05/15/1969                                    Published:
11/03/1970

         GOLDILOCK

Reg. No.:   897,426                         Registered: 08/25/1970                               Renewed:
08/25/1990
Serial No.: 72-327411                       Filed: 05/15/1969                                    Published:
06/09/1970

         MOON DROPS

Reg. No.:   945,360                         Registered: 10/17/1972                               Renewed:
10/17/1992
Serial No.: 72-382301                       Filed: 01/28/1971                                    Published:
08/01/1972




                                                                                                                 10
         ALMAY

Reg. No.:   980,494                         Registered: 03/12/1974                               Renewed:
03/12/1994
Serial No.: 72-437396                       Filed: 10/03/1972                                    Published:
12/18/1973

         MITCHUM (Stylized)

Reg. No.:   1,022,316                       Registered: 10/07/1975                               Renewed:
10/07/1995
Serial No.: 72-441858                       Filed: 11/21/1972                                    Published:
07/15/1975

         CHARLIE and Design

Reg. No.:   981,697                         Registered: 04/02/1974                               Renewed:
04/02/1994
Serial No.: 72-446923                       Filed: 01/26/1973                                    Published:
08/14/1973

         FIRMA NAIL

Reg. No.:   975,253                         Registered: 12/18/1973                               Renewed:
12/18/1993
Serial No.: 72-460257                       Filed: 06/14/1973                                    Published:
12/18/1973

         CHARLIE and Design

Reg. No.:   1,001,330                       Registered: 01/07/1975                               Renewed:
01/07/1995
Serial No.: 72-463261                       Filed: 07/18/1973                                    Published:
10/15/1974

         JONTUE (Stylized)

Reg. No.:   1,043,237                       Registered: 07/13/1976                               Renewed:
07/13/96
Serial No.: 73-059354                       Filed: 08/01/1975                                    Published:
04/20/1976





                                                                                                                 11
         FABU-NAIL

Reg. No.:   1,046,629                       Registered: 08/24/1976                               Renewed:
08/24/1996
Serial No.: 73-076222                       Filed: 02/04/1976                                    Published:
06/01/1976

         Miscellaneous Design (Curl Design in Square)

Reg. No.:   1,277,657                       Registered: 05/15/1984
Serial No.: 73-174577                       Filed: 06/15/1978                                    Published:
04/21/1981

         FLEX

Reg. No.:   1,140,186                       Registered: 10/07/1980
Serial No.: 73-218898                       Filed: 06/08/1979                                    Published:
04/22/1980

         REVLON (Stylized)

Reg. No.:   1,152,080                       Registered: 04/28/1981
Serial No.: 73-233170                       Filed: 09/28/1979                                    Published:
02/03/1981

         ENJOLI

Reg. No.:   1,189,694                       Registered: 02/16/1982
Serial No.: 73-275722                       Filed: 08/26/1980                                    Published:
11/24/1981

         ETERNAGEN

Reg. No.:   1,220,498                       Registered: 12/21/1982
Serial No.: 73-290654                       Filed: 12/22/1980                                    Published:
06/15/1982

         PROLON

Reg. No.:   1,221,371                       Registered: 12/28/1982
Serial No.: 73-309498                       Filed: 05/11/1981                                    Published:
10/05/1982





                                                                                                                 12
         SKINLIGHT

Reg. No.:   1,250,823                       Registered: 09/13/1983
Serial No.: 73-312014                       Filed: 05/26/1981                                    Published:
06/21/1983

         EUROPEAN COLLAGEN COMPLEX

Reg. No.:   1,267,550                       Registered: 02/21/1984
Serial No.: 73-321928                       Filed: 08/03/1981                                    Published:
11/08/1983

         WONDER STICK

Reg. No.:   1,211,326                       Registered: 10/05/1982
Serial No.: 73-332918                       Filed: 10/16/1981                                    Published:
07/13/1982

         PURE RADIANCE

Reg. No.:   1,240,788                       Registered: 06/07/1983
Serial No.: 73-338583                       Filed: 11/23/1981                                    Published:
11/02/1982

         COLORPLUS

Reg. No.:   1,255,750                       Registered: 11/01/1983
Serial No.: 73-380181                       Filed: 08/16/1982                                    Published:
08/09/1983

         SUPER SHAPER

Reg. No.:   1,300,213                       Registered: 10/16/1984
Serial No.: 73-385053                       Filed: 09/13/1982                                    Published:
08/07/1984

         CUSTOM EYES

Reg. No.:   1,357,493                       Registered: 09/03/1985
Serial No.: 73-415595                       Filed: 05/03/1983                                    Published:
06/25/1985





                                                                                                                 13
         LUMINESQUE

Reg. No.:   1,542,156                       Registered: 06/06/1989
Serial No.: 73-467236                       Filed: 02/24/1984                                    Published:
03/14/1989

         SUPERSHAPERS

Reg. No.:   1,320,292                       Registered: 02/19/1985
Serial No.: 73-470116                       Filed: 03/14/1984                                    Published:
12/11/1984

         KEEP BLUSHING

Reg. No.:   1,320,293                       Registered: 02/19/1985
Serial No.: 73-470118                       Filed: 03/14/1984                                    Published:
12/11/1984

         NIP 'N FOLD

Reg. No.:   1,366,360                       Registered: 10/22/1985
Serial No.: 73-470119                       Filed: 03/14/1984                                    Published:
08/13/1985

         ACTION-LASH

Reg. No.: 1,320,295                         Registered: 02/19/1985
Serial No.: 73-470217                       Filed: 03/14/1984                                    Published:
12/11/1984

         ACCU-TWEEZE

Reg. No.:   1,331,738                       Registered: 04/23/1985
Serial No.: 73-478235                       Filed: 05/01/1984                                    Published:
02/12/1985

         NAIL SUPPORT

Reg. No.:   1,369,724                       Registered: 11/12/1985
Serial No.: 73-498749                       Filed: 09/10/1984                                    Published:
09/03/1985





                                                                                                                 14
         ELIMINA

Reg. No.:   1,341,927                       Registered: 06/18/1985
Serial No.: 73-504859                       Filed: 10/22/1984                                    Published:
04/09/1985

         COLOR MEMORY

Reg. No.:   1,364,018                       Registered: 10/08/1985
Serial No.: 73-524053                       Filed: 02/25/1985                                    Published:
07/30/1985

         SUPER LUSTROUS

Reg. No.:   1,417,120                       Registered: 11/18/1986
Serial No.: 73-554654                       Filed: 08/21/1985                                    Published:
08/26/1986

         PROTECTIVES

Reg. No.:   1,446,950                       Registered: 07/07/1987
Serial No.: 73-567315                       Filed: 11/07/1985                                    Published:
07/07/1987

         AQUAMARINE

Reg. No.:   1,477,290                       Registered: 02/23/1988
Serial No.: 73-602121                       Filed: 05/23/1986                                    Published:
12/01/1987

         CDC

Reg. No.:   1,467,888                       Registered: 12/08/1987
Serial No.: 73-627767                       Filed: 10/30/1986                                    Published:
09/15/1987

         NEAT-TOUCH

Reg. No.:   1,510,621                       Registered: 11/01/1988
Serial No.: 73-717886                       Filed: 03/21/1988                                    Published:
08/09/1988





                                                                                                                 15
         TROUBLE

Reg.No.:  1,518,620                         Registered:01/03/1989ss.8&15                         ss.8&15 Accepted
Serial No.: 73-730108                       Filed: 05/23/1988                                    Published:
10/11/1988


         LADY MITCHUM (Stylized)

Reg. No.:   1,582,152                       Registered: 02/13/1990                               ss.8&15:
ACCEPTED
Serial No.: 73-783384                       Filed: 02/27/1989                                    Published:
11/21/1989

         Miscellaneous Design (FLEX "D" Bottle)

Reg. No.:   1,608,590                       Registered: 07/31/1990                               ss.8&15:
ACCEPTED
Serial No.: 73-795105                            Filed: 04/24/1989                               Published:
                                                        07/31/1990

         REVLON

Reg. No.:   1,625,545                       Registered: 12/04/1990                               ss.8 & 15 Filed

Serial No.: 74-019465                       Filed: 01/16/1990                                    Published:
09/11/1990

         QUICK THICK

Reg. No.:   1,709,086                       Registered: 08/18/1992                               ss.8 & 15 Filed
Serial No.: 74-061067                            Filed: 05/21/1990                               Published:
                                                        07/16/1991

         LONG DISTANCE

Reg. No.:   1,692,305                       Registered: 06/09/1992                               ss.8 & 15 Filed
Serial No.: 74-061072                       Filed: 05/21/1990                                    Published:
12/18/1990

         CHARLIE

Reg. No.:   1,638,832                       Registered: 03/26/1991                               ss.8&15 Filed
Serial No.: 74-063383                       Filed: 05/29/1990                                    Published:
01/01/1991





                                                                                                                 16
         REVLON

Reg. No.:   1,660,540                       Registered: 10/15/1991
Serial No.: 74-100878                       Filed: 09/27/1990                                    Published:
07/23/1991

         WONDER-BUFF

Reg. No.:   1,674,816                       Registered: 02/11/1992                               ss.8 & 15 Filed
Serial No.: 74-127215                       Filed: 12/31/1990                                    First Use:
05/00/1987

         ULTRA BLONDES

Reg. No.:   1,756,002                       Registered: 03/02/1993                               ss.8 & 15 Filed
Serial No.: 74-134135                       Filed: 01/28/1991                                    Published:
10/29/1991

         JUST ENOUGH

Reg. No.:   1,722,894                       Registered: 10/06/1992                               ss. 8 & 15 Filed
Serial No.: 74-137136                       Filed: 02/07/1991                                    First Use:
03/29/1991

         EASY EYES

Reg. No.:   1,722,895                       Registered: 10/06/1992                               ss. 8 & 15 Filed
Serial No.: 74-143059                       Filed: 02/28/1991                                    First Use:
07/31/1991

         PROBLEM SOLUTION

Reg. No.:   1,709,123                       Registered: 08/18/1992                               ss. 8 & 15 Filed
Serial No.: 74-157357                            Filed: 04/15/1991                               First Use:
                                                        11/18/1991

         SUPER SPORT

Reg. No.:   1,707,687                       Registered: 08/18/1992                               ss.8 & 15 Filed
Serial No.: 74-200040                       Filed: 09/03/1991                                    Published:
05/26/1992





                                                                                                                 17
         FLEX & GO (Stylized)

Reg. No.:   1,681,583                       Registered: 03/31/1992
Serial No.: 74-800303                       Filed: 05/11/1990                                    Published:
03/05/1991

         UNFORGETTABLE

Reg. No.:   1,822,047                       Registered: 02/15/1994
Serial No.: 74-245633                       Filed: 02/12/1992                                    Published:
07/14/1992

         REVLON

Reg. No.:   1,886,476                       Registered:03/28/1995
Serial No.: 74-265102                       Filed: 04/13/1992                                    Published:
05/04/1993

         COLOR PROTECTIVE

Reg. No.:   1,802,521                       Registered: 11/02/1993                               Not. of All.:
01/12/1993
Serial No.: 74-276433                       Filed: 05/18/1992                                    Published:
10/20/1992

         OUTRAGEOUS

Reg. No.:   2,068,182                       Registered: 06/10/1997                               First Use:
12/31/1991
Serial No.: 74-276809                            Filed: 05/18/1992
                                                 Published:  03/18/1997

         COLOR STYLE

Reg. No. 2,027,328                          Registered: 12/31/1996                               First Use:
07/29/1992
Serial No.: 74-293608                       Filed: 07/13/1992                                    Published:
11/30/1993
                                                                                        Not. of All.: 05/07/1996

         CHARLIE

Reg. No. 2,027,329                          Registered: 12/31/1996                               First Use:
12/31/1995
Serial No.: 74-293614                            Filed: 07/13/1992                               Published:
08/24/1993





                                                                                                                 18
         PERFECT DEFINITION

Reg. No.:   1,820,384                       Registered: 02/08/1994
Serial No.: 74-311924                       Filed: 09/08/1992                                    Published:
04/27/1993

         JETLINER

Reg. No.:   1,866,167                       Registered: 12/06/1994
Serial No.: 74-319430                       Filed: 10/02/1992                                    Published:
11/02/1993

         REVLON

Reg. No.:   1,856,240                       Registered: 09/27/1994
Serial No.: 74-324209                       Filed: 10/21/1992                                    Published:
07/13/1993

         SENSITIVE CARE

Reg. No.:  1,987,401                        Registered:  07/16/1996                              First Use:
07/13/1993
Serial No.: 74-364999                       Filed: 03/05/1993                                    Published:
08/16/1994
                                                                                        Not. of All.: 08/01/1995

         OUTRAGEOUS

Reg. No.: 2,066,082                         Registered: 06/03/1997                               Published:
03/11/1997
Serial No.: 74-415749                       Filed: 07/23/1993

         SPEED BUFF

Reg. No.: 1,872,257                         Registered: 01/10/95
Serial No.: 74-418440                       Filed: 07/27/1993                                    Published:
10/18/1994

         LENGTHWISE

Reg. No.: 1,870,291                         Registered: 12/27/199
Serial No.: 74-418441                       Filed: 07/27/1993                                    Published:
02/15/1994





                                                                                                                 19
         MOISTURE TINT

Reg. No.:   1,850,505                       Registered: 08/23/1994
Serial No.: 74-439025                       Filed: 09/23/1993                                    Published:
05/31/1994

         TIMELINER

Reg. No. 1,869,182                          Registered: 12/27/1994
Serial No.: 74-452078                       Filed: 10/26/1993                                    Published:
10/04/1994

         TIME-OFF

Reg. No.    1,904,881                       Registered 07/11/1995
Serial No.: 74-454051                       Filed: 11/03/1993                                    Published:
07/26/1994


         COLORSTAY

Reg. No.:  1,912,134                        Registered:08/15/1995
Serial No.: 74-456292                       Filed: 11/03/1993                                    Published:
09/06/1994

         TERRIFICALLY THICK

Reg. No. 1,904,883                          Registered: 07/11/1995                               Published:
Serial No.: 74-462551                       Filed: 11/24/1993
Published: 08/23/1994

         FLEX LIGHT & FREE

Reg. No. 1,912,138                          Registered: 08/15/1995
Serial No.: 74-466621                       Filed: 12/02/1993                                    Published:
09/13/1994

         NATURALLY GLAMOROUS

Reg. No.: 1,873,519                         Registered: 01/17/95
Serial No.: 74-466951                       Filed: 12/01/1993                                    Published:
10/25/1994





                                                                                                                 20
         ALL POINTS

Reg. No.:  1,932,216                        Registered:  10/31/1995
Serial No.: 74-479306                       Filed: 01/13/1994                                    Published:
11/15/1994

         EASY TO WEAR

Reg. No.:   1,850,182                       Registered: 08/16/1994
Serial No.: 74-801659                       Filed: 03/30/1992                                    Published:
03/23/1993

         FLEX LIGHT & FREE

Reg. No.:   1,863,442                       Registered: 11/22/1994
Serial No.: 74-486762                       Filed: 02/04/1994                                    Published:
08/30/1994

         LASHFULL CURVACEOUS

Reg. No.:  1,941,659                        Registered:  12/12/1995
Serial No.: 74-495780                       Filed: 03/01/1994                                    Published:
03/07/1995

         ALMAY

Reg. No.:  1,937,529                        Registered:  11/21/1995
Serial No.: 74-526165                       Filed: 05/18/1994                                    Published:
03/07/1995

         AMAZING LASH

Reg. No.: 1,974,202                         Registered: 05/14/1996                               Not. of All.:
08/22/1995
Serial No.: 74-530238                       Filed: 05/27/1994                                    Published:
05/30/1995

         COLOR LOCK

Reg. No. 1,911,006                          Registered:08/15/1995                                First Use:
02/1990
Serial No.: 74-557977                       Filed: 08/08/1994                                    Published:
05/23/1995





                                                                                                                 21
         DEMI-SHEER

Reg. No.: 1,967,403                         Registered: 04/09/96                                 Not. of All.:
08/08/1995
Serial No.: 74-559244                       Filed: 08/10/1994                                    Published:
05/16/95

         LIGHTZONES

Reg. No. 2,027,524                          Registered: 12/31/1996                               First Use:
04/03/1996
Serial No.: 74-562970                            Filed: 08/19/1994                               Published:
10/17/1995
                                                                                        Not. of All.: 03/19/1996

         I-LINER

Reg. No. 1,970,653                          Registered: 04/23/1996                               First Use:
11/29/1997
Serial No. 74-573285                             Filed: 09/14/1994                               Published:
04/23/1996

         DOUBLE TWIST

Reg. No. 1,914,460                          Registered: 08/29/1995                               First Use: 1989
Serial No. 74-574672                        Filed: 09/16/1994                                    Published:
06/06/1995

         SMOOTH TAKE-OFF

Reg. No. 1,973,474                          Registered: 05/07/1996                               First Use:
03/15/1995
Serial No. 74-583194                        Filed: 10/07/1994                                    Published:
06/20/1995
                                                                                        Not. of All.: 09/19/1995

         COLORSTAY

Reg. No. 1,987,641                          Registered:  07/16/1996                              First Use:
02/1996
Serial No. 74-588368                        Filed: 10/07/1994                                    Published:
06/13/1995
                                                                                        Not. of All.: 09/05/1995





                                                                                                                 22
         TOP SPEED & Design

Reg. No. 1,925,005                          Registered: 10/10/1995                               First Use:
09/00/1992
Serial No. 74-594320                        Filed: 10/12/1994                                    Published:
                                                   07/18/1995

         REVLON

Reg. No.: 2,091,640                         Registered: 08/26/1997                               First Use:
10/14/1996
Serial No.: 74-586399                       Filed: 10/17/1994                                    Published:
07/11/1995
                                                                                        Not. of All.: 10/03/1995

         REVLON THE WORLD'S LEADING COLOR AUTHORITY

Reg. No. 1,983,525                          Registered: 07/02/1996                               First Use:
12/31/1982
Serial No. 74-603224                        Filed: 10/24/1994                                    Published:
04/09/1996

         CHARLIE WHITE

Reg. No.: 1,984,728                         Registered:  07/02/1996                              First Use:
05/02/1995
Serial No. 74-611508                        Filed: 12/15/1994                                    Published:
07/07/1996
                                                                                        Not. of All.: 10/31/1995
         COLORSTAY

Reg. No.: 2,103,818                         Registered:  10/07/1997                              First Use:
05/02/1995
Serial No. 74-636315                        Filed: 02/21/1995


         EASY TO WEAR

Reg. No.: 2,024,588                         Registered 12/17/1996                                First Use:
07/31/1992
Serial No.: 74-663969                       Filed: 04/20/1995                                    Published:
11/21/1995
                                                                                        Not. of All.: 02/13/1996





                                                                                                                 23
         FIRE & ICE AND FLAME DESIGN

Reg. No. 1,959,096                          Registered: 02/27/1996                      First Use: 08/01/1994
Serial No.: 74-675488                       Filed: 05/17/1995                           Published: 12/05/1995

         CLEAN NATE ... CLEAN NEVER FELT SO FRESH

Reg. No. 2039534                            Registered: 02/18/1997                      Div of Ser. No. 74-680824
Serial No. 75-975620                        Filed: 05/26/1995

         THE SENSITIVE WAY TO SUNCARE

Reg. No.:   2,077,948                       Registered: 07/08/1997                      First Use: 03/29/1996
Serial No.: 74-692269                            Filed: 06/19/1995                      Published: 01/09/1996
                                                                                Not. of All.: 04/02/1996

         LASTING

Reg. No.: 2,070,894                         Registered: 06/10/1997                      First Use: 09/25/1995
Part. Serial No.: 75-976046                 Filed: 07/12/1995                           Published: 04/02/1996
                                                                                Not. of All.: 06/25/1996

         AMAZING I-LINER

Reg. No. 2,014,606                          Registered: 11/05/1996                      First Use: 12/24/1995
Serial No.: 74-702346                       Filed: 07/17/1995


         AMAZING LASTING

Reg. No. 2,031,168                          Registered: 01/14/1997                      First Use: 12/24/1995
Serial No.: 74-702347                       Filed: 07/17/1995                           Published: 03/19/1996
                                                                                Not. of All.: 06/11/1996

         REVLON LASTING

Reg. No.: 2,068,080                         Registered: 06/03/1997                      First Use: 09/25/1995
Part. Serial No.: 75-976028                 Filed: 07/21/1995                           Published: 03/19/1996
                                                                                Not. of All.: 06/11/1996





                                                                                                                 24
         OIL CHECK

Reg. No.:  2,064,029                        Registered: 05/20/1997                      First Use: 12/22/1995
Serial No.: 74-736649                       Filed:09/11/1995                            Published: 05/21/1996
                                                                                Not. of All.: 08/13/1996

         FIRE & ICE

Reg. No.: 1,920,660                         Registered: 09/19/1995                      First Use:  08/11/1994
Serial No.: 74-802561                       Filed: 11/24/1993                           Published:  10/25/1994

         COLOR LOCK

Reg. No. 2,035,298                          Registered: 02/04/1997                      First Use: 01/01/1995
Serial No. 75-034140                        Filed: 12/18/1995                           Published: 11/12/1996


         CERTAINLY RED

Reg. No. 2,035,577                          Registered: 02/04/1997                      First Use: 07/16/1946
Serial No.: 75-068564                       Filed: 03/06/1996                           Published: 11/12/1996

         REVLON

Reg. No. 2,022,195                          Registered: 12/10/1996                      First Use:  01/04/1996
Serial No. 75-052716                        Filed: 02/02/96                             Published: 09/17/1996


         REVLON

Reg. No. 2,025,709                          Registered: 12/24/1996                      First Use:  11/13/1993
Serial No. 75-061876                        Filed: 02/20/96                             Published:  10/01/1996

         TOUCHSTONE

Reg. No.: 2,135,239                         Registered: 02/10/1998                      First Use: 10/31/1993
Serial No.: 75-067179                       Filed: 03/04/1996                           Published: 11/18/1997


         PINK FOIL

Reg. No. 2,035,704                          Registered: 02/04/1997                      First Use: 12/13/1966
Serial No.: 75-076838                       Filed: 03/22/96                             Published: 11/12/1996





                                                                                                                 25
         REVLON

Reg. No.: 2,100,320                         Registered: 09/23/1997
Serial No.: 75-092558                       Filed: 04/22/1996                           Published: 02/18/1997
                                                                                        Not. of All.: 05/13/1997

         STREETWEAR

Reg. No.: 2,111,351                         Registered: 11/04/1997                      First Use: 06/05/1996
Serial No.: 75-098984                       Filed: 05/06/96                             Published: 12/10/1996
                                                                                        Not. of All.: 03/04/1997

         MISCELLANEOUS DESIGN (FLEX Bottle Design)

Reg. No.: 2,110,475                         Registered: 11/04/1997                      First Use: 02/08/1989
Serial No.: 75-110932                       Filed: 05/28/1996                           Published: 08/12/1997

         WONDER WEAR

Reg. No. 2,043,870                          Registered: 03/11/1997                      First Use: 01/01/1969
Serial No.: 75-119360                       Filed: 06/14/1996                           Published: 12/17/1996

         NEW COMPLEXION

Reg. No.: 2,111,393                         Registered: 11/04/1997                      First Use: 05/27/1987
Serial No.: 75-118682                       Filed: 06/13/96                             Published: 12/27/1996
                                                                                        Not. of All.: 04/22/1997

         SUPER LUSTROUS

Reg. No.: 2,240,977                         Registered: 04/20/1999                      Not. of All.: 10/07/1997
Serial No.: 75-122722                       Filed: 06/20/96                             Published: 07/15/1997

         WETPROOF

Reg. No. 2,057,482                          Registered: 04/29/1997                      First Use: 11/30/1990
Serial No.: 75-125705                       Filed: 06/26/1996                           Published: 02/04/1997

         COLORSTAY

Reg. No. 2,102,325                          Registered: 09/30/1997                      First Use: 06/28/1997
Serial No.: 75-127605                       Filed:  07/01/1996                          Published: 02/18/1997





                                                                                                                 26

         COLOR MEMORY

Reg. No. 2,057,494                          Registered: 04/29/1997
Serial No.: 75-127600                       Filed:  07/01/1996                          Published: 02/04/1997

         OUTRAGEOUS

Reg. No. 2,067,224                          Registered: 06/03/1997                      First Use: 01/17/1985
Serial No.: 75-133773                       Filed: 07/15/1996                           Published: 03/11/1997

         SOFTSTROKE

Reg. No.:  2,207,922                        Registered:  12/08/1998                     First Use: 02/01/1993
Serial No.:  75-144008                      Filed:  08/02/96                            Published: 09/15/1998


         WONDERWEAR

Reg. No. 2,081,654                          Registered: 07/22/1997                      First Use: 06/07/1995
Serial No.:  75-161543                      Filed:  09/06/1996                          Published: 04/29/1997

         REVLON NAIL BUILDERS

Reg. No.: 2,164,631                         Registered: 06/09/1998                      First Use: 02/01/1997
Serial No. 75-173977                        Filed: 09/30/1996                           Published: 05/13/1997
                                                                                        Not. of All.: 08/05/1997

         REVLON NAIL ENHANCERS

Reg. No. 2,186,535                          Registered: 09/01/1998                      First Use: 02/26/1998
Serial No. 75-174470                        Filed: 09/30/1996                           Published: 05/20/1997
                                                                                        Not. of All.: 08/12/1997

         FIRE & ICE COOL and Flame Design

Reg. No. 2,213,332                          Registered: 12/22/1998                      Published: 07/08/1997
Serial No. 75-202797                        Filed: 11/21/1996                           Not. of All.: 09/30/1997


         REVLON NAIL ENHANCERS

Reg. No. 2,175,769                          Registered: 7/21/98                         First Use: 05/06/1997
Serial No. 75,977,248                       Files: 09/30/96                             Not. of All.: 08/12/1997





                                                                                                                 27
         REVLON RESPONSE

Reg. No. 2,211,663                          Registered: 12/15/1998                      First Use: 05/19/1997
Serial No. 75-229552                        Filed: 01/23/1997                           Published: 11/04/1997
                                                                                        Not. of All.: 01/27/1998

         GOLD RUSH

Reg. No.: 2,237,355                         Registered: 04/06/1999
Serial No. 75-229551                        Filed: 01/23/1997                           Not. of All.: 05/12/1998
                                                                                        Published: 02/17/1998

         JEAN NATE (ACCENT OVER E STYLIZED)

Reg. No.: 2,150,713                         Registered: 04/14/1998                      First Use: 02/11/1997
Serial No. 75-263320                        Filed: 03/06/1997                           Published: 01/20/1998

         CHARLIE RED

Reg. No.: 2,167,732                         Registered: 06/23/1998                      First Use: 09/01/1994
Serial No.: 75-335477                       Filed: 08/04/1997                           Published: 03/31/1998

         JEAN NATE (ACCENT OVER E)

Reg. No.: 2,165,977                         Registered: 06/16/1998                      First Use: 12/31/1965
Serial No.: 75-337806                       Filed: 08/08/1997                           Published: 03/24/1998

         JEAN NATE (ACCENT OVER E STYLIZED)

Reg. No.: 2,164,157                         Registered: 06/09/1998                      First Use: 12/31/1965
Serial No.: 75-337805                       Filed: 08/08/1997                           Published: 03/17/1998

         LINE & SHINE

Reg. No.: 2,266,330                         Registered: 09/03/1999                      First Use: 03/24/1997
Serial No.: 75-380844                       Filed: 10/28/1997                           Published: 05/11/1999

         REVLON

Reg. No.: 1,978,991                         Registered: 06/04/1996                      First Use: 04/21/1995
Serial No.: 75-975122                       Filed: 07/20/1992                           Div. of Ser. No. 74-
295342





                                                                                                                 28
         STREET WEAR (STYLIZED)

Reg. No.: 2,143,619                         Registered: 03/10/1998                      First Use: 06/05/1996
Serial No.: 75-976822                       Filed: 05/31/1996                           Div. of Ser. No. 75-
112495

         LIP DEFENSE

Reg. No.: 1,847,537                         Registered: 08/02/1994                      Published: 05/10/1994
Serial No.: 74-411019                       Filed: 07/12/1993


         CHARLIE SUNSHINE

Reg. No.: 2,168,661                         Registered: 06/23/1998                      First Use: 12/28/1996
Serial No.: 75-977295                       Filed: 10/15/1996                           Published: 05/27/1997
                                                                                        Not. of All.: 08/19/97

         REVLON MOISTURESTAY

Reg. No. 2,188,597                          Registered: 09/08/1998                      First Use: 12/23/1997
Serial No.: 75-977554                       Filed: 02/25/1997                           Published: 01/27/1998

         VIXEN

Reg. No.: 2,185,166                         Registered: 08/25/1998                      First Use: 04/21/1995
Serial No.: 75-977487                       Filed: 06/13/1996                           Div. of Serial No.: 75-
118681

         NATE NATURALS (ACCENT OVER' E)

Reg. No.: 2,278,496                         Registered: 09/14/1999                      First Use: 06/30/1998
Serial No.: 75-435990                       Filed: 02/18/1998                           Published: 09/22/1998

         JONTUE MOONLIGHT

Reg. No.: 2,174,036                         Registered: 07/14/1998                      First Use: 12/27/1995
Serial No.: 75-977294                       Filed: 06/16/1995                           Div. of Serial No.: 74-
689933
                                                                                        Not. of All.: 09/02/97

Published: 11/10/1999





                                                                                                                 29
         EYE OPENER

Reg. No.: 2,256,951                         Registered: 06/29/99
Serial No.: 75-461152                       Filed: 04/02/1998                           First Use: 09/27/1995

         LOVE PAT

Reg. No.: 2,246,209                         Registered: 05/18/99
Serial No.: 75-507388                       Filed: 06/23/1998                           First Use: 12/31/1959

         SHE

Reg. No.: 2,185,153                         Registered: 08/25/1998                      Div. of Serial No.: 75-
129904
Serial No.: 75-977260                       Filed: 07/03/1996                           First Use: 07/31/1997

         ALMAY STAY SMOOTH

Reg. No.: 2,224,449                         Registered: 02/16/99                        Published: 11/24/98
Serial No.: 75-977586                       Filed: 11/13/1997                           Div. of Serial No.: 75-
389294

         STREETWEAR

Reg. No.: 2,267,443                         Registered: 08/03/1999                      Published: 05/11/1999
Serial No.: 75-978023                       Filed: 09/30/1998                           First Use: 05/08/1998

         STREET WEAR (Stylized)

Reg. No.: 2,269,258                         Registered: 08/10/1999                      First Use: 05/08/98
Serial No.: 75-585190                       Filed: 11/06/1998                           Published:  05/18/1999

         10 BEAUTIFUL HOURS
         OF FRAGRANCE IN EVERY
         DROP

Reg. No. 2,074,568                          Registered: 06/24/97
Serial No. 75-975889                        Filed: 04/26/95

         ALMAY STAY SMOOTH

Reg. No. 2,393,472                          Registered: 10/10/00
Serial No. 75-829759                        Filed: 10/22/99





                                                                                                                 30
         ANTI-CHAP LIPCOLOR

Reg. No. 2,354,240                          Registered: 05/30/00
Serial No. 75-724491                        Filed: 06/09/99

         CHARLIE (FANCIFUL DESIGN) CARTON

Reg. No. 1,397,302                          Registered: 06/17/86
Serial No. 73-557948                        Filed: 09/12/85

         CHARLIE (FANCIFUL)

Reg. No.: 1,389,634                         Registered: 4/15/86
Serial No.: 73/557939                       Filed: 9/12/85

         CHERISH

Reg. No.: 2,410,909                         Registered: 12/5/00
Serial No.: 74/714558                       Filed: 8/11/95

         COLOR BASICS LIPSTICK

Reg. No.: 2,394,728                         Registered: 10/17/00
Serial No.: 75/560340                       Filed: 9/25/98


         COLORSTAY LIPSHINE

Reg. No.: 2,449,970                         Registered: 5/8/01
Serial No.: 75/738592                       Filed: 6/28/99

         COLORSTAY NATURALS

Reg. No.: 2,454,187                         Registered: 5/22/01
Serial No.: 75/980039                       Filed: 6/23/98

         COOL DRY

Reg. No.: 2,472,093                         Registered: 7/24/01
Serial No.: 75/651579                       Filed: 3/3/99

         EVERY LAST LASH

Reg. No.: 2,131,365                         Registered: 1/20/98
Serial No.: 75/180275                       Filed: 10/11/96





                                                                                                                 31
         EVERYLASH

Reg. No.: 2,412,922                         Registered: 12/12/00
Serial No.: 75/560338                       Filed: 9/25/98

         FROST&GLOW

Reg. No.: 1,749,747                         Registered: 2/2/93
Serial No.: 74/264772                       Filed: 4/13/92

         LINE & MATTE

Reg. No.: 2,439,780                         Registered: 4/3/01
Serial No.: 75/432931                       Filed: 2/12/98

         MIDNIGHT MARBLE

Reg. No.: 2,461,855                         Registered: 6/19/01
Serial No.: 76/090779                       Filed: 7/18/00

         MITCHUM

Reg. No.: 1,427,105                         Registered: 2/3/87
Serial No.: 73-599006                       Filed: 5/15/86

         NIGHT NOURISHER

Reg. No.: 1,410,050                         Registered: 9/23/86
Serial No.:  73-553674                      Filed: 8/15/85

         PERFECT FINISH

Reg. No.: 2,211,498                         Registered: 12/15/98
Serial No.: 75/141107                       Filed: 7/29/96

         REVLON EVERYLASH MASCARA

Reg. No.: 2,372,886                         Registered: 8/11/00
Serial No.: 75/798581                       Filed: 9/13/99

         SCOUNDREL

Reg. No.: 1,194,587                         Registered: 5/4/82
Serial No.:  73-251652                      Filed: 2/26/80





                                                                                                                 32
         SCOUNDREL

Reg. No.: 1,197,611                         Registered: 6/15/82
Serial No.: 73-256491                       Filed: 4/2/80

         SCOUNDREL

Reg. No.: 1,229,151                         Registered: 3/8/83
Serial No.: 73-332,437                      Filed: 10/13/81

         SCOUNDREL (SCRIPT)

Reg. No.: 1,186,335                         Registered: 1/19/82
Serial No.: 73-280355                       Filed: 10/3/80

         SO EFFECTIVE YOU COULD SKIP A DAY

Reg. No.: 2,490,705                         Registered: 9/18/01
Serial No.: 76/138596                       Filed: 9/29/00

         STREETWEAR

Reg. No.: 2,418,104                         Registered: 1/2/01
Serial No.: 75/562326                       Filed: 9/30/98

         STRONG WEAR

Reg. No.: 1,750,700                         Registered: 2/2/93
Serial No.: 74/220593                       Filed: 11/12/91

         SUPER LUSTROUS

Reg. No.: 2,322,391                         Registered: 2/22/00
Serial No.: 75/480976                       Filed: 5/7/98

         SUPERCARE

Reg. No.: 1,502,750                         Registered: 9/6/88
Serial No.: 73/662635                       Filed: 5/22/87

         SURE GRIP

Reg. No.: 2,246,371                         Registered: 5/18/99
Serial No.: 75/121200                       Filed: 6/10/01





                                                                              33
         REVLON SHADINGS

Reg. No.: 1,949,589                         Registered: 1/16/96
Serial No.: 74/513771                       Filed: 4/18/94

         THE WORLD'S LEADING COLOR AUTHORITY

Reg. No.: 1,955,921                         Registered: 2/13/96
Serial No.: 74/591478                       Filed: 10/27/94

         REV UP

Reg. No.: 1,970,548                         Registered: 4/23/96
Serial No.: 74/560578                       Filed: 8/12/94

         REVLON SKINLIGHTS

Reg. No.: 2,503,121                         Registered: 10/30/01
Serial No.: 75/980999                       Filed: 2/25/00

         SKINLIGHTS

Reg. No.: 2,503,122                         Registered: 10/30/01
Serial No.: 75/981000                       Filed: 2/25/00

         ADRIFT

Reg. No.: 1,983,112                         Registered: 6/25/96
Serial No.: 75/975125                       Filed: 11/14/94

         COLORSTYLE

Reg. No.:2,060,797                          Registered 5/13/97
Serial No.: 75/053747                       Filed 2/5/96





                                                                              34
         REVLON EVERYLASH MASCARA

Serial No.: 75-798581                       Filed: 09/13/99
Reg. No.: 2,372,886                         Date Reg.: 08/11/00
Renewal Date: 08/11/10  First Use Date: 12/31/98


         EVEN OUT

Reg. No.:  2,258,131                        Registered: 6/29/99
Serial No. 75-448023                        Filed: 03/11/98



         B.       Trademark Applications


         FIX-IT

Serial No.: 75-607836                       Filed:  12/18/98

         ONE COAT LIGHT & EASY

Serial No.:  75-819066                      Filed:  10/8/99

         CHERRY CRUSH

Serial No.:  75-784720                      Filed:  08/24/99

        COLOR LOCK

Serial No.: 75-778158                       Filed:  08/17/99

        REVLON MOISTURESTAY

Serial No.:  75-751618                      Filed:   7/16/99

        MOISTURESTAY

Serial No.:  75-751617                      Filed:   7/16/99

         HYDROSOLID

Serial No.:  75-724494                      Filed:    6/9/99




                                                                              35


         FEEL LIKE A WOMAN

Serial No.:  75-838268                      Filed:  06/11/99


         PERHAPS THE TOUGHEST TOOLS IN THE HOUSE

Serial No.:  75-834143                      Filed:  10/27/99

         CURL RECALL

Serial No.:  75-834495                      Filed:  10/26/99

         REVLON

Serial No.:  75-841602                      Filed:  11/04/99

         REVLON

Serial No.:  75-841601                      Filed:  11/04/99

         PINK ME UP

Serial No.:  75-847086                      Filed:  11/12/99

         THE MOST UNFORGETTABLE WOMEN IN THE WORLD WEAR REVLON

Serial No.:  75-847087                      Filed:  11/11/99

         GET QUIET

Serial No.:  76-028064                      Filed:  04/14/00

         REVLON SKIN LIGHTS

Serial No.: 75-928206                       Filed:  02/25/00

         REVLON STUDIO

Serial No.: 75-941275                       Filed:  03/10/00

         SKINLIGHTS

Serial No.: 75-928207                       Filed:  02/25/00





                                                                              36

         AGE DEFYING SMOOTHER

Serial No.: 76-045268                       Filed: 05/10/00

         ALMAY MILK PLUS

Serial No.: 76-074179                       Filed: 06/20/00


         CITY EDGE

Serial No.: 76-071164                       Filed: 06/15/00

         FAB FELINE

Serial No.: 76-073011                       Filed: 06/19/00

         LASHFULL

Serial No.: 76-068027                       Filed: 06/12/00

         LIP TO GO

Serial No.: 76-077696                       Filed: 06/26/00

         MOISTURE BALANCE

Serial No.: 76-071160                       Filed: 06/15/00

         REVLON ABSOLUTES

Serial No.: 76-042489                       Filed: 05/05/00

         REVLON EXTRAS

Serial No.: 76-078175                       Filed: 06/26/00

         STYLE TO GO

Serial No.: 76-038048                       Filed: 05/01/00

         SUPERCOLOR

Serial No.: 76-077825                       Filed: 06/26/00





                                                                              37

         SUPERGENTLE

Serial No.: 76-077828                       Filed: 06/26/00

         SUPERGLOSS

Serial No.: 76-068026                       Filed: 06/12/00

         SUPERGROW

Serial No.: 76-077695                       Filed: 06/26/00

         SUPERSHIELD

Serial No.: 76-071163                       Filed: 06/15/00

         SUPERSMOOTH

Serial No.: 76-077826                       Filed: 06/26/00

         THE SOCIALITE

Serial No.: 76-068029                       Filed: 06/12/00

         UNDER WRAPS

Serial No.: 76-068028                       Filed: 06/12/00

         A BETTER TOOL...A MORE BEAUTIFUL YOU

Serial No.: 76-111772                       Filed: 08/17/00

         ABSOLUTELY FABULOUS

Serial No.: 76-126669                       Filed: 09/12/00

         DAILY DOSE FLUORIDE

Serial No.: 76-116112                       Filed: 08/24/00

         DOUBLE BOND

Serial No.: 76-116109                       Filed: 08/24/00




                                                                              38

         FROSTED FEEL

Serial No.: 76-105979                       Filed: 08/08/00

         GROW HEALTHY

Serial No.: 76-116110                       Filed: 08/24/00

         MASSAGE & GROW

Serial No.: 76-116111                       Filed: 08/24/00

         MOISTURESTAY

Serial No.: 76-088804                       Filed: 07/13/00


         NATURALIST EYE DEFINING PENCIL

Serial No.: 76-105977                       Filed: 08/08/00

         NOBODY DOES COLOR LIKE REVLON

Serial No.:  75-914984                      Filed: 01/25/00

         NEW COMPLEXION WET/DRY SLIP ON FOUNDATION

Serial No.: 76-092229                       Filed: 07/19/00

         RAPID SHINE

Serial No.: 76-121603                       Filed: 08/31/00

         SKIN LIGHTS

Serial No.: 76-087497                       Filed: 07/13/00

         5 DAYS TO GROW

Serial No.:  78-052064                      Filed: 03/08/01

         AGE INTERCEPTING COMPLEX

Serial No.:  78-054589                      Filed: 03/22/01




                                                                              39

         ALMAY

Serial No.:  78-088155                      Filed: 10/12/01

         ALMAY KINETIN skincare with Leaf Design

Serial No.: 78-78047532                     Filed:   2/09/01

         ALMAY KINETIN with Clock Design

Serial No.: 78-047561                       Filed:  02/09/01

         BEAUTY SHAPERS

Serial No.: 76-105978                       Filed:  08/08/00

         BEYOND POWDER

Serial No.: 76-155607                       Filed:  10/27/00


         BOTANICAL PLUS

Serial No.: 78-047934                       Filed:  02/12/01

         BRAVO

Serial No.: 78-055158                       Filed:  03/27/01

         BROWMAKER

Serial No.: 78-051858                       Filed:  03/07/01

         CAPTURE THE LIGHT CAPTURE THE GLOW

Serial No.: 76-261827                       Filed:  05/23/01

         CHEAT TIME

Serial No.: 78-047536                       Filed:  02/09/01

         FOUND IN NATURE PROVEN BY SCIENCE

Serial No.: 78-047564                       Filed:  02/09/01




                                                                              40

         FX EYES

Serial No.: 76-294834                       Filed:  08/03/01

         FX LIP

Serial No.: 76-294835                       Filed:  08/03/01

         FX LIQUID SHIMMER

Serial No.: 76-147723                       Filed:  10/16/00

         FX SWIRL EYES

Serial No.: 76-147720                       Filed:  10/16/00

         GIRL MAGIC

Serial No.: 76-147722                       Filed: 10/16/00

         HIGH DIMENSION

Serial No.: 76-145748                       Filed:  10/12/00


         HIGH DIMENSION

Serial No.: 78-042204                       Filed:  01/08/01

         ILLUMINANCE

Serial No.: 78-048073                       Filed:  02/13/01

         IT'S FABULOUS BEING A WOMAN

Serial No.: 78-079258                       Filed:  08/15/01

         LASH MEMORY

Serial No.: 78-078944                       Filed:  08/13/01

         LIPGLIDE

Serial No.: 78-072220                       Filed:  07/03/01




                                                                              41

         LIQUID LIPS

Serial No.: 75-726138                       Filed:  06/07/99

         MAKE BEAUTY HAPPEN

Serial No.: 76-105980                       Filed:  08/08/00

         MINI VACATION

Serial No.: 78-081651                       Filed:  08/29/01

         OVERTIME SHADOW

Serial No.: 75-940908                       Filed:  03/10/00

         POWER TO GO

Serial No.: 76-034386                       Filed:  04/25/00

         POWER HYDROXY

Serial No.: 78-061791                       Filed:  05/03/01

         PURE DAZZLE

Serial No.:  76-155606                      Filed:  10/27/00


         PURE TINTS

Serial No.: 78-067233                       Filed:  06/04/01

         RE FUTURE

Serial No.:  78-052546                      Filed:  03/12/01

         REVEAL

Serial No.: 78-054592                       Filed:  03/22/01

         REVLON

Serial No.: 74-554476                       Filed:  07/28/94




                                                                              42

         REVLON

Serial No.: 78-090312                       Filed:  10/26/01

         REVLON

Serial No.: 74-295338                       Filed:  07/20/92

         REVLON INTIMATES

Serial No.: 74-708810                       Filed:  07/31/95

         REVLON WET/DRY

Serial No.: 76-147724                       Filed:  10/16/00

         SKINLIGHTS COLOR LIGHTING

Serial No.: 78-081672                       Filed:  08/29/01

         SKINLIGHTS DIFFUSING TINTS

Serial No.: 78-081661                       Filed:  08/29/01

         SKINLIGHTS GLOSSLIGHTS

Serial No.: 78-081701                       Filed:  08/29/01

         SKINLIGHTS ILLUSION WAND

Serial No.: 78-081684                       Filed:  08/29/01

         SO FABULOUS

Serial No.: 76-125668                       Filed: 09/11/00

         STREET WEAR

Serial No.: 76-136675                       Filed: 09/27/00

         SUPER TOP SPEED

Serial No.: 76-116108                       Filed: 08/24/00





                                                                              43

         SUPERSTICK

Serial No.: 76-088803                       Filed: 07/13/00

         UNFORGETTABLE

Serial No.: 76-116412                       Filed: 08/24/00

         WAKEUP CALL

Serial No.: 76-111773                       Filed: 08/17/00

         WELL-CONDITIONED

Serial No.: 76-121602                       Filed: 08/31/00

         WELL-GROOMED

Serial No.: 76-121604                       Filed: 08/31/00

         SLEEK CHEEKS

Serial No.: 76-145747                       Filed: 10/12/00

         SO DREAMY

Serial No.: 78-058995                       Filed:  4/18/01

         STAY CLEAN

Serial No.: 75-536544                       Filed:  8/13/98

         STAYCLEAN

Serial No.: 75-521371                       Filed:  7/20/98

         STREET WEAR SWIRL

Serial No.: 76-147721                       Filed: 10/16/00

         SUPER TOP SPEED CHROME

Serial No.: 78-092788                       Filed: 11/12/01





                                                                             44


            SUPERWEAR


  Serial No.: 76-209674                    Filed:  2/13/01


         THE PURE SOURCE FOR BEAUTIFUL

Serial No.: 78-071912                      Filed:  7/2/01

         THERMATHERAPY

Serial No.: 78-048649                      Filed: 2/15/01

         TRIPLE ACTION

Serial No.: 75-355328                      Filed: 9/11/97

         TRIPLE ACTION FLEX

Serial No.: 75-355329                      Filed: 9/11/97

         TRIPLE ACTION LIP DEFENSE

Serial No.: 75-310273                      Filed: 6/17/97

         VITAMIN C ABSOLUTES

Serial No.: 76-138595                      Filed: 9/29/00

         VIXEN

Serial No.: 75-461154                      Filed: 4/2/98

         WAKE-UP-CALL!

Serial No.: 78-055768                      Filed: 3/29/01

         YOUR PURE SOURCE FOR BEAUTIFUL

Serial No.: 78-070885                      Filed: 6/25/01

         ALMAY KINETIN CHEAT TIME with Clock Design

Serial No.: 78-047563                      Filed:  2/9/01




                                                                             45
         ALMAY PURE TINTS

Serial No.: 78-066531                       Filed: 5/31/01

         ALMAY RETREAT

Serial No.: 78-081635                       Filed: 8/29/01

         REVLON

Serial No.: 76-246776                       Filed: 4/24/01

         REVLON

Serial No.: 78-090320                       Filed: 10/26/01

         MOISTURESTAY

Serial No.: 75-511565                       Filed: 07/01/98

         FASIONISTA

Serial No.: 76-170425                       Filed: 11/22/00